LEASE LIABILITIES (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Lease Liabilities
Right-of-use asset	$ 1,072,094	$ 1,072,094	$ 378,013
Amortization of right-of-use asset	(233,362)	(159,101)	(39,709)
Right-of-use asset, net	838,732	912,993	338,304
Operating lease liability
Current portion of long-term lease	75,144	149,407	71,032
Long-term lease	763,588	763,586	286,139
Total operating lease liability	$ 838,732	$ 912,993	$ 357,171